UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04710

Exact name of registrant as specified in charter:	The Asia Pacific Fund, Inc.

Address of principal executive offices:	48 Wall Street – 22nd Floor New York, NY 10005

Name and address of agent for service:	Alan M. Mandel c/o AST Fund Solutions, LLC 48 Wall Street – 22nd Floor New York, NY 10005

Registrant's telephone number, including area code:	212-493-6986

Date of fiscal year end:	3/31/2019

Date of reporting period:	9/30/2018

Item 1 – Reports to Stockholders

Directors

Michael J. Downey, Chairman

Jessica M. Bibliowicz

Robert F. Gunia

Duncan M. McFarland

David G. P. Scholfield

Christopher Sykes

William G. Tung

Officers

King Lun Au, President

Alan M. Mandel, Treasurer, Chief Financial Officer and Secretary

Ann Marie Swanson, Chief Compliance Officer

Investment Manager

Value Partners Hong Kong Limited

43rd Floor, The Center

99 Queen’s Road Central

Hong Kong

Administrator

AST Fund Solutions, LLC

48 Wall Street – 22nd Floor

New York, NY 10005

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that The Asia Pacific Fund, Inc. (the “Fund”) may purchase, from time to time, shares of its common stock at market prices.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The Asia Pacific Fund, Inc.

48 Wall Street – 22nd Floor

New York, NY 10005

For general information on the Fund, please call (toll-free) Pristine Advisers, our shareholders’ servicing agent, toll-free at:

1-(888) 4-ASIA-PAC (1-888-427-4272).

Current information about the Fund is available on its website (http://www.asiapacificfund.com). This website includes monthly updates of the Fund’s performance and other data as well as the Manager’s quarterly presentation of performance and asset allocations and comments on the current Asian outlook.

CUSIP: 044901106

NYSE: APB

The Asia Pacific Fund, Inc. Semi-Annual Report September 30, 2018 www.asiapacificfund.com

The Asia Pacific Fund, Inc.

CONTENTS

Fund Statistics	1
Report of the Investment Manager	2
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	12
Statements of Changes in Net Assets	13
Notes to Financial Statements	13
Financial Highlights	18
Board of Directors Approval of Continuance of Investment Management Agreement	20
Supplemental Proxy Information	22
Dividend Reinvestment Plan	23
Additional Information	24

The Asia Pacific Fund, Inc.
As of September 30, 2018 (Unaudited)

Fund Statistics
OUR TOLL-FREE LINE:
1-888-4-ASIA-PAC
1-888-427-4272

For further information on the Fund (including monthly fact sheets), please call or visit the Fund’s website of www.asiapacificfund.com.

Statistics
Total Net Assets	$144,110,549
Shares Outstanding	10,344,072
Net Asset Value	$13.93
Equity	96.5%

Total Return Performance (US Dollar terms)
Period	Market Price(a)	NAV(b)
3 months	(2.5%)	(4.0%)
6 months	(8.9%)	(9.4%)
1 Year	1.2%	(0.7%)
3 Years (c)	13.6%	9.4%
5 Years (c)	8.4%	6.7%
10 Years (c)	7.7%	6.6%

Other Information
Ticker Symbol	APB
Primary Exchange	NYSE
Dividend Reinvestment Program	Yes

Portfolio Characteristics
Top Ten Equity Holdings (% of Total Net Assets)
China Construction Bank Corp. (Class “H” Shares)	5.4%
Longfor Properties Co. Ltd.	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Ping An Insurance Group Co. of China Ltd. (Class “H” Shares)	3.6%
Far East Horizon Ltd.	3.2%
China Resources Power Holdings Co. Ltd.	2.8%
Qingdao Port International Co. Ltd. (Class “H” Shares)	2.6%
Far East Consortium International Ltd.	2.4%
Samsung Electronics Co. Ltd. (Preference Shares)	2.4%
China Yongda Automobiles Services Holdings Ltd.	2.4%

Sector Breakdown: Top Ten Industries (d) (% of Total Net Assets)
Real Estate	16.3%
Industrials	15.8%
Consumer Discretionary	15.5%
Information Technology	10.5%
Banking	9.0%
Financials	6.1%
Insurance	5.7%
Utilities	4.4%
Telecommunication Services	3.3%
Consumer Staples	2.8%

Footnote section

(a)	Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.
(b)	This information represents the historical net asset value (NAV) per share performance of the Fund. NAV per share performance is calculated assuming reinvestment of dividends and distributions. Because NAV per share performance does not reflect market price, it is not the same as total investment return.
(c)	Average annual return.
(d)	Excludes short term investments.

REPORT OF THE INVESTMENT MANAGER
For the period from April 1, 2018 to September 30, 2018 (Unaudited)

OVERVIEW

As you may be aware, on October 12, 2018, The Asia Pacific Fund, Inc. (the “Fund”) announced that its stockholders had approved the liquidation and dissolution of the Fund. This action was approved at the Fund’s Annual Meeting of Stockholders pursuant to a resolution presented to stockholders. Accordingly, the Fund is in the process of liquidating its portfolio in preparation for making a liquidating distribution to Fund stockholders. The Fund expects to make the distribution in February 2019.

In terms of its performance during the six-month period ended September 30, 2018, the Fund’s net asset value return per share decreased from $15.38 per share as of March 31, 2018, to $13.93 per share. In percentage terms, the Fund’s total return decreased by 9.43% (in terms of NAV). This compares with a decrease of 6.68% by reference to the Fund’s benchmark index, the MSCI All Countries Asia ex-Japan Index (the “Index”).

The Asia ex-Japan markets continued to be impacted by volatility during the six-month period as a result of the ongoing US-China trade dispute, which escalated in the third quarter.

The US imposed an additional 10% tariff on US$170-US$190 billion of Chinese exports in September, which could rise further to 25%. To complicate matters, the US vowed to slap a tariff on US$267 billion of Chinese exports if China retaliated, which Beijing did by introducing duties of 5% and 10% on US$60 billion of American goods.

Markets were hit by the constant back and forth between the two sides and it is worth highlighting that the scope of the trade war is beginning to widen, with US$78 billion of Chinese consumer goods targeted in the latest round of tariffs. In comparison, only US$3.7 billion of Chinese consumer goods had duties imposed on them by the US in July. Consequently, there could be a more visible macro impact on China’s exports, which adds pressure to an already jittery market environment.

China’s policy shift

Deleveraging has been one of China’s major focuses over the past few years given its well-publicized high internal debt levels and the size of its shadow banking ecosystem. Pushing through reforms, however, can be particularly difficult when the overall macro environment remains unstable.

While there is little doubt of China’s commitment towards deleveraging, there are signs that the authorities are beginning to adopt a more flexible approach as the country’s economic growth moderates. This nimble approach was reflected by a number of supportive fiscal policies such as cuts in its Reserve Requirement Ratio, or RRR, and the lowering of interbank lending rates to inject liquidity into the system. The National Development and Reform Commission has also introduced plans to front-load a number of projects planned for the next couple of years, which has led to the fast-tracking of local government bond issuance and mobilization of other types of funding support.

In addition, the State Council announced measures in late September to promote household consumption, which includes broad moves to foster new growth drivers, promote the quality of service consumption and upgrade rural consumption. The plan encompasses a wide spectrum of industries and we believe it is a positive step to tackle numerous supply issues within the country’s consumer market.

Korea: exports rising firmly

Elsewhere in the region, South Korea remains relatively resilient against the global volatility. After adjusting for the Chuseok holidays, exports increased 10.6%1 year-on-year in September, accelerating from 8.7% in August. Export momentum therefore remains firmly on the rise, which should provide support to the economy.

[1]	Source: South Korean Ministry of Trade, Industry and Energy

REPORT OF THE INVESTMENT MANAGER
For the period from March 31, 2018 to September 30, 2018 (Unaudited) Continued

The combination of healthy public finances and a proposed KRW470.5 trillion 2019 budget, which focuses on expansionary fiscal policies, are key positives for the country. It is also estimating a 7.6% increase in revenue for 2019 as a result of higher income as well as corporate taxes.

ASEAN equities outlook remains challenging

The near-term outlook for ASEAN remains challenging as the region continues to be impacted by slowing trade, rising political uncertainties and capital outflows. A number of trade-exposed countries such as Singapore, Malaysia and Thailand are likely to be impacted by the ongoing trade tensions. With no obvious tailwinds in the foreseeable future, we maintain our view of favoring North Asia over ASEAN equities.

PORTFOLIO STRATEGY

During the six-month period from end-March 2018 to end-September 2018, the Fund was down 9.43% (in terms of NAV) and 8.85% (in terms of market price). It was a challenging period for the Fund as a result of the ongoing US-China trade dispute, which hampered the performances of our largest geographical exposure – Hong Kong / China.

Our investments in the Chinese property sector were among the key detractors during the period. This was the result of an opaque industry outlook driven by a potential slowdown in the Chinese economy and a tight credit environment for developers. In addition, our exposure to the consumer discretionary sector was also a drag on the Fund’s performance. Our holdings in a clothing company, in particular, were adversely impacted by the delicate macro environment.

Meanwhile, Korea and Taiwan continued to be relatively more resilient against the global volatility. Our holdings in a Korean sports apparel company continued to generate positive returns, as the stock benefitted from a recovery in sales and margins for its Korean business, while its rapidly growing Mainland China joint venture also boosted sales. Another investment that performed well during the period was our holding in a Taiwanese semiconductor foundry thanks to solid market share gain and earnings. Our exposure to the insurance industry was also a key contributor to performance as a result of solid premium sales.

OUTLOOK

Corporate earnings within the Asia ex-Japan region are expected to moderate in 2018, while the negative impact from the ongoing trade dispute on individual sectors is slowly materializing. We will be closely monitoring how the actual implementation of tariffs will change over time and whether it will lead to any potential disruptions to the operating efficiency of individual companies in our portfolio. We will also be cautiously monitoring and focusing on companies with non-US exposures. Looking ahead, we expect the US-China trade tension to hinder near-term market sentiment as negotiation drags on.

Recent market corrections have reflected the pessimism generated by the US-China trade tensions and concerns over China’s slowing economy. This prevailing negativity meant the latest round of earnings was largely overlooked and underappreciated. Asia ex-Japan earnings growth in 2Q18 rose 14% year-on-year and the latest 2018 forecasted earnings growth continues to be at double digit level (12.3%). The Asia Pacific ex-Japan 12-month forward P/E is currently trading at 12.1x (one standard deviation below the mean), which is undemanding albeit not at trough-levels yet. It is a similar situation for China, with the consensus 2018 estimated EPS growth standing at 15.5%, while it is currently trading at

REPORT OF THE INVESTMENT MANAGER
For the period from March 31, 2018 to September 30, 2018 (Unaudited) Continued

10.8x 12-month forward P/E. With that said, we anticipate that companies with solid cashflows, dividend yields and balance sheet strength shall continue to be favored by investors and we believe bottom-up stock picking would be crucial under such environment.

Value Partners Hong Kong Limited

October 16, 2016

Past performance does not guarantee future results and current performance may be lower or higher than the past performance data quoted. The investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than the original cost. Index returns do not include the effect of any sales charges, fund operating expenses or taxes. An investment cannot be made directly in an index.

Unless specified, all information contained in this report is quoted as at September 30, 2018. The views expressed are the views of Value Partners Hong Kong Limited only and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This material contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Any securities mentioned above are for illustrative purpose only, and not a recommendation to invest or divest.

Source: Bank of New York Mellon & Reuters for NAV and market price respectively, MSCI for Index, data as of September 30, 2018. The source of market price data was changed from Bloomberg to Reuters & Bank of New York Mellon in November 2016.

Local Currencies versus the US Dollar For
March 31, 2018 – September 30, 2018

Currency US$/Local rate	Mar 31, 2018	Sep 30, 2018	Mar 31, 2018 to Sep 30, 2018 Change %*
North Asia
Chinese Renminbi	6.29	6.88	-8.56
Hong Kong Dollar	7.85	7.82	0.30
South Korean Won	1,065.90	1,109.25	-3.91
New Taiwan Dollar	29.16	30.53	-4.51
ASEAN
Thai Baht	31.27	32.34	-3.31
Malaysian Ringgit	3.87	4.14	-6.54
Philippines Peso	52.18	54.03	-3.43
Singapore Dollar	1.31	1.37	-4.03
Indonesian Rupiah	13,767.50	14,901.50	-7.61
South Asia
Sri Lankan Rupee	155.70	169.08	-7.91
Indian Rupee	65.22	72.49	-10.03
Vietnamese Dong	22,809.50	23,327.50	-2.22

Source: Morningstar (Value Partners)

*	a negative figure denotes a depreciation of the local currency vs the USD (and vice-versa)

STOCK MARKET PERFORMANCE
March 31, 2018 – September 30, 2018

Country - Index	Market Change % Local	Market Change % US Dollar
North Asia
MSCI Hong Kong	-2.4	-2.1
MSCI Taiwan	5.4	0.7
MSCI Korea	-4.7	-8.4
MSCI China	-10.7	-10.6
ASEAN
MSCI Singapore	-1.5	-5.5
MSCI Malaysia	-1.6	-8.1
MSCI Thailand	0.1	-3.2
MSCI Indonesia	-3.1	-10.5
MSCI Philippines	-7.0	-10.2
South Asia
MSCI Sri Lanka	-13.8	-20.6
MSCI India	8.0	-2.8
MSCI Vietnam	-14.3	-16.2
MSCI All Countries Asia Ex-Japan	-3.9	-6.7

Source: Morningstar (Value Partners)

COUNTRY ALLOCATION*

Country	Mar 31, 2018%	Jun 30, 2018%	Sep 30, 2018%
North Asia	83.2	85.7	83.6
Hong Kong/China/Macau	63	66.9	63.3
South Korea	11.0	9.9	11.2
Taiwan	9.1	8.9	9.1
ASEAN	10.4	11.2	10.2
Singapore	1.1	2.5	2.4
Thailand	1.0	1.6	2.0
Indonesia	6.4	5.5	4.7
Malaysia	0.8	0.6	0.5
Philippines	1.1	1.0	0.6
South Asia	0.0	0.0	0.0
India	0.0	0.0	0.0
Cash & Other	6.4	3.1	6.2

Source: AST Fund Solutions, LLC

*	Rounded to nearest tenth of one percent

THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
as of September 30, 2018
(Unaudited)

Shares	Description	Value (USD)
	LONG-TERM INVESTMENTS—93.8%
	COMMON STOCKS—91.3%
	CHINA (INCLUDING HONG KONG AND MACAU SARS)—61.8%
244,100	BOC Aviation Ltd. (Industrials)	$1,892,719
4,686,000	CGN New Energy Holdings Co. Ltd. (Utilities)	772,186
666,000	China Communications Construction Co. Ltd. (Class “H” Shares) (Industrials)	680,603
8,985,000	China Construction Bank Corp. (Class “H” Shares) (Banking)	7,850,620
3,316,000	China Lilang Ltd. (Consumer Discretionary)	3,100,669
1,700,000	China Longyuan Power Group Corp. Ltd. (Class “H” Shares) (Utilities)	1,428,909
2,515,000	China Machinery Engineering Corp. (Class “H” Shares) (Industrials)	1,230,457
2,254,622	China Resources Power Holdings Co. Ltd. (Utilities)	3,986,021
1,538,000	China State Construction International Holdings Ltd. (Industrials)	1,624,769
222,500	China Vanke Co. Ltd. (Class “H” Shares) (Real Estate)	736,139
3,854,500	China Yongda Automobiles Services Holdings Ltd. (Consumer Discretionary)	3,461,411
1,362,500	China ZhengTong Auto Services Holdings Ltd. (Consumer Discretionary)	894,601
1,344,000	Chongqing Rural Commercial Bank Co. Ltd. (Class “H” Shares) (Banking) (Consumer Discretionary)	734,806
626,000	Chow Sang Sang Holdings International Ltd.	1,229,874
2,192,000	CIFI Holdings Group Co. Ltd. (Real Estate)	1,008,029
416,156	CK Asset Holdings Ltd. (Real Estate)	3,123,157
1,582,000	Convenience Retail Asia Ltd. (Consumer Staples)	691,134
33,190,000	CSI Properties Ltd. (Real Estate)	1,547,497
1,424,000	EGL Holdings Co. Ltd. (Consumer Discretionary)	136,427
6,678,162	Far East Consortium International Ltd. (Real Estate)	3,514,665
4,885,000	Far East Horizon Ltd. (Financials)	4,648,904
1,845,000	FSE Engineering Holdings Ltd. (Industrials)	718,830
779,000	Golden Eagle Retail Group Ltd. (Consumer Discretionary)	846,831
3,949,000	Goldpac Group Ltd. (Information Technology)	1,029,075
636,500	Great Wall Motor Co. Ltd. (Class “H” Shares) (Consumer Discretionary)	405,722
888,499	Guangdong Provincial Expressway Development Co. Ltd. (Class “B” Shares) (Industrials)	696,875
566,000	Haier Electronics Group Co. Ltd. (Consumer Discretionary)	1,536,403
1,044,000	Haitian International Holdings Ltd. (Industrials)	2,323,156
1,128,500	HKBN Ltd. (Telecommunication Services)	1,934,567
2,152,000	Hopefluent Group Holdings Ltd. (Real Estate)	769,715
1,149,500	Jinmao Hotel and Jinmao China Hotel Investments and Management Ltd. (Real Estate)	682,797
1,896,000	Lee & Man Chemical Co. Ltd. (Materials)	1,428,960
2,402,500	Longfor Group Holdings Ltd. (Real Estate)	6,199,327
313,800	Midea Group Co. Ltd. (Class “A” Shares) (Consumer Discretionary) ^	1,837,942

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
as of September 30, 2018
(Unaudited) Continued

Shares	Description	Value (USD)
	CHINA (INCLUDING HONG KONG AND MACAU SARS)—(continued)
4,582,000	Nameson Holdings Ltd. (Consumer Discretionary)	$614,574
1,776,000	PetroChina Co. Ltd. (Class “H” Shares) (Energy)	1,438,341
507,000	Ping An Insurance Group Co. of China Ltd. (Class “H” Shares) (Insurance)	5,148,786
1,624,000	Qilu Expressway Co. Ltd.* (Industrials)	363,040
654,900	Qingdao Haier Co. Ltd. (Class “A” Shares) (Consumer Discretionary)	1,572,384
5,212,000	Qingdao Port International Co. Ltd. (Class “H” Shares) (Industrials)	3,695,108
847,700	Shanghai Pharmaceuticals Holding Co. Ltd. (Class “H” Shares) (Health Care)	2,118,072
3,836,000	SITC International Holdings Co. Ltd. (Industrials)	3,096,888
1,639,699	Skyworth Digital Holdings Ltd. (Consumer Discretionary)	462,899
340,000	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	452,560
566,000	Springland International Holdings Ltd. (Consumer Staples)	123,635
2,207,000	Times China Holdings Ltd. (Real Estate)	2,356,885
3,028,000	TK Group Holdings Ltd. (Industrials)	1,910,788
1,048,000	Transtech Optelecom Science Holdings Ltd.* (Information Technology)	206,164
3,244,000	Wonderful Sky Financial Group Holdings Ltd. (Telecommunication Services)	580,148
224,000	Zhejiang Expressway Co. Ltd. (Class “H” Shares) (Industrials)	186,277
		89,030,346
	INDONESIA—4.7%
5,258,400	PT Acset Indonusa Tbk (Industrials)	651,058
1,268,400	PT Bank Negara Indonesia Persero Tbk (Banking)	629,880
308,100	PT Bank Pan Indonesia Tbk*(Banking)	20,262
40,649,400	PT Bekasi Fajar Industrial Estate Tbk (Real Estate)	469,194
10,051,300	PT BFI Finance Indonesia Tbk (Financials)	414,827
1,521,800	PT Cikarang Listrindo Tbk (Utilities)	97,018
16,562,200	PT Garuda Maintenance Facility Aero Asia (Industrials)	251,187
2,437,600	PT Indosat Tbk (Telecommunication Services)	498,922
2,520,300	PT Link Net Tbk (Telecommunication Services)	710,349
21,437,500	PT Panin Financial Tbk*(Insurance)	359,653
4,867,200	PT PP Persero Tbk (Insurance)	498,103
28,130,100	PT Puradelta Lestari Tbk (Real Estate)	247,293
5,582,900	PT Total Bangun Persada Tbk (Industrials)	221,046
1,366,900	PT Ultrajaya Milk Industry & Trading Co. Tbk (Consumer Staples)	122,458
5,428,700	PT Waskita Karya Persero Tbk (Industrials)	619,320
5,226,500	PT XL Axiata Tbk* (Telecommunication Services)	968,033
		6,778,603

See Notes to Financial Statements.

Shares	Description	Value (USD)
	MALAYSIA—0.5%
552,800	CB Industrial Product Holding Bhd (Industrials)	$148,269
2,554,425	Mah Sing Group Bhd (Real Estate)	629,579
		777,848
	PHILIPPINES—0.6%
510,200	EEI Corp.* (Industrials)	80,265
502,156	Metropolitan Bank & Trust Co. (Banking)	622,699
1,989,900	Pryce Corp. (Energy)	211,770
		914,734
	SINGAPORE—2.4%
1,435,800	Asian Pay Television Trust (Telecommunication Services)	341,344
458,973	CapitaLand Retail China Trust (REIT)	486,823
47,700	City Developments Ltd. (Real Estate)	317,872
116,900	DBS Group Holdings Ltd. (Financials)	2,231,024
44,730	Propnex Ltd.* (Real Estate)	17,996
		3,395,059
	SOUTH KOREA—8.8%
15,308	BGF Retail Co. Ltd. (Consumer Staples)	2,835,965
24,472	DB Insurance Co. Ltd. (Industrials)	1,606,096
73,525	Fila Korea Ltd. (Consumer Discretionary)	2,976,130
29,298	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	1,108,002
83,280	Kangwon Land, Inc. (Consumer Discretionary)	2,154,731
9,712	KoMiCo Ltd. (Information Technology)	254,346
1,666	Lotte Confectionery Co. Ltd. (Consumer Staples)	271,096
1,827	S-Oil Corp. (Energy)	225,647
41,373	Samyang Packaging Corp.* (Materials)	675,097
36,605	TechWing, Inc. (Information Technology)	452,097
967	Tokai Carbon Korea Co. Ltd. (Information Technology)	53,439
		12,612,646
	TAIWAN—9.1%
383,000	Basso Industry Corp. (Consumer Discretionary)	674,857
16,000	Catcher Technology Co. Ltd. (Information Technology)	176,072
150,000	Chipbond Technology Corp. (Information Technology)	289,850
531,178	FLEXium Interconnect, Inc. (Information Technology)	1,506,567
911,000	Fubon Financial Holding Co. Ltd. (Financials)	1,545,534
403,000	Kerry TJ Logistics Co. Ltd. (Industrials)	525,314
1,721,000	King Yuan Electronics Co. Ltd. (Information Technology)	1,149,851
76,000	MediaTek, Inc. (Information Technology)	613,566
53,000	Powertech Technology, Inc. (Information Technology)	144,594
88,000	Primax Electronics Ltd. (Information Technology)	140,792
43,000	SDI Corp. (Information Technology)	112,242
603,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	5,184,145
273,267	TURVO International Co. Ltd. (Industrials)	752,686
131,000	Wistron NeWeb Corp. (Information Technology)	317,922
		13,133,992
	THAILAND—1.9%
3,073,200	AP Thailand PCL (Real Estate)	864,753
868,200	Asia Aviation PCL NVDR (Industrials)	114,901
143,000	Bangkok Bank PCL NVDR (Banking)	928,571

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Portfolio of Investments
as of September 30, 2018
(Unaudited) Continued

Shares	Description	Value (USD)
	THAILAND—(continued)
1,059,700	Supalai PCL (Real Estate)	$796,250
		2,704,475
	UNITED KINGDOM—1.5%
248,000	HSBC Holdings PLC (Banking)	2,192,237

	TOTAL COMMON STOCKS (cost $130,169,820)	131,539,940

	PREFERENCE STOCK—2.4%
	SOUTH KOREA—2.4%
102,100	Samsung Electronics Co. Ltd. (Information Technology)	3,483,872

	TOTAL PREFERENCE STOCK (cost $2,704, 222)	3,483,872

	WARRANTS*—0.1%
	MALAYSIA—0.0%
423,637	Mah Sing Group Bhd, expiring 02/21/20 (Real Estate)	6,654
		6,654
	SINGAPORE—0.0%
286,063	Ezion Holdings Ltd., expiring 04/24/20 (Energy)	209
		209
	THAILAND—0.1%
239,900	Supalai Public Company Ltd., expiring 10/19/18 (Real Estate)	150,586
		150,586
	TOTAL WARRANTS (cost $89,238)	157,449
	TOTAL LONG-TERM INVESTMENTS (cost $132,963,280)	135,181,261

	SHORT-TERM INVESTMENT—3.4%
	MONEY MARKET MUTUAL FUND—3.4%
4,835,740	Blackrock Federal Fund Institutional (cost $4,835,740)	4,835,740
	TOTAL INVESTMENTS 97.2% (cost $137,799,020) (Note 5)	140,017,001
	Other assets in excess of liabilities—2.8%	4,093,548
	NET ASSETS—100.0%	$144,110,549

*	Non-income producing security.

^	Illiquid security. Market value of the illiquid security at September 30, 2018 is $1,837,942.

The following abbreviations are used in the report:

NVDR	Non-Voting Depository Receipt
REIT	Real Estate Investment Trusts

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
China (including Hong Kong and Macau SARs)	$87,192,404	$1,837,942	$—
Indonesia	6,778,603	—	—
Malaysia	777,848	—	—
Philippines	914,734	—	—

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Singapore	$3,395,059	$—	$—
South Korea	12,612,646	—	—
Taiwan	13,133,992	—	—
Thailand	2,704,475	—	—
United Kingdom	2,192,237	—	—
Preference Stocks
South Korea	3,483,872	—	—
Warrants
Malaysia	6,654	—	—
Singapore	209	—	—
Thailand	—	150,586	—
Money Market Mutual Fund	4,835,740	—	—
Total	$138,028,473	$1,988,528	$—

During the period, there were transfers from Level 2 to Level 1 of $118,328,881 to report.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2018 were as follows:

Real Estate	16.3%
Industrials	15.8
Consumer Discretionary	15.5
Information Technology	10.5
Banking	9.0
Financials	6.1
Insurance	5.7
Utilities	4.4
Telecommunication Services	3.3
Money Market Mutual Fund	3.2
Consumer Staples	2.8
Health Care	1.5
Materials	1.5
Energy	1.3
REIT	0.3
97.2
Other assets in excess of liabilities	2.8
100.0%

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	Investments	$157,449	—	$—

The effects of derivative instruments on the Statement of Operations for the six months ended September 30, 2018 are as follows:

For the six months ended September 30, 2018, the Fund did not have any realized gain or (loss) on derivatives recognized in income on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants*
Equity contracts	$12,894

*	Included in net change in unrealized (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC. Statement of Assets and Liabilities as of September 30, 2018 (Unaudited)
Assets
Investments at value:
Investments, at value (cost $137,799,020)	$140,017,001
Foreign currency, at value (cost $3,601,617)	3,603,178
Receivable for investments sold	580,102
Dividends receivable	495,431
Prepaid expenses	86,839
Total Assets	144,782,551
Liabilities
Payable for investments purchased	211,192
Accrued expenses and other liabilities	111,779
Custodian fee & expenses	110,934
Investment management fee payable	107,576
Legal fees	85,995
Director fees & expenses	44,526
Total Liabilities	672,002
Net Assets	$144,110,549

Net assets were comprised of:
Common stock, at par	$103,441
Paid-in capital in excess of par	126,998,926
127,102,367
Undistributed net investment income	2,611,521
Accumulated net realized gain on investment and foreign currency transactions	12,176,435
Net unrealized appreciation on investments and foreign currencies	2,220,226
Net assets, September 30, 2018	$144,110,549

Net asset value per share ($144,110,549 ÷ 10,344,072 shares of common stock outstanding)	$13.93

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC. Statement of Operations Six Months Ended September 30, 2018 (Unaudited)
Net Investment Income (Loss)
Income
Dividends (net of foreign withholding taxes of $306,207)	$4,323,563
Total income	4,323,563
Expenses
Investment management fee	682,648
Administration fee	105,766
Custodian and accounting fees	215,912
Legal fees and expenses	137,876
Directors' fees and board expenses	124,670
Reports to shareholders	41,241
Audit fee	25,971
Registration fees	12,534
Transfer agent’s fees and expenses	9,026
Miscellaneous	128,163
Total expenses	1,483,807
Less: Management Fee Waiver	(2,286)
Net expenses	1,481,521
Net investment income	2,842,042
Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain on:
Investment transactions	2,614,944
Foreign currency transactions	(104,670)
2,510,274
Net change in unrealized appreciation on:
Investments	(20,303,033)
Foreign currencies	(10,585)
(20,313,618)
Net loss on investment and foreign currency transactions	(17,803,344)
Net Decrease In Net Assets Resulting From Operations	$(14,961,302)

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Statements of Changes in Net Assets
(Unaudited)

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2018	Year Ended March 31, 2018
Operations
Net investment income	$2,842,042	$1,736,530
Net realized gain on investment and foreign currency transactions	2,510,274	16,429,251
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(20,313,618)	13,111,779
Net increase (decrease) in net assets resulting from operations	(14,961,302)	31,277,560
Dividends and distributions to stockholders
Net investment income	—	(2,999,781)
Net realized gains	—	(3,310,103)
Total Distributions	—	(6,309,884)
Total increase (decrease)	(14,961,302)	24,967,676
Net Assets:
Beginning of period	159,071,851	134,104,175
End of period (a)	$144,110,549	$159,071,851
(a) Includes undistributed/(distributions in excess of) net investment income of:	$2,611,521	$(230,521)

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited)

The Asia Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Fund’s investment objective is to achieve long-term capital appreciation through investment of at least 80% of investable assets in equity securities of companies in the Asia Pacific countries (excluding Japan).

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date and is in compliance FASB ASC 820-10-50. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which specified fair valuation responsibilities have been delegated to the Investment Manager, Value Partners Hong Kong Limited, and to the Fund’s officers. Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities, other assets and liabilities under specified circumstances. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers and alternative valuation methods when market quotations are not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited) Continued

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common stocks and preference shares, exchange-traded funds, and derivative instruments such as futures or options that are traded on a securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

In the event that no sale or official closing price on the valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in absence of an ask price. These securities are classified as Level 2 of the fair value hierarchy.

For common stocks and preference shares traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset value on the date of valuation.

Securities, other assets and liabilities that cannot be priced using the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at fiscal period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Real Estate Investment Trusts (“REITs”): The Fund’s positions in non-U.S. REITs are treated as passive foreign investment companies for U.S. tax purposes.

Stock Index Futures Contracts: A stock index futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a stock index futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on stock index futures contracts.

The Fund may utilize stock index futures contracts for hedging and investment purposes. Should market prices for the futures contracts or the underlying assets move in ways not anticipated by the Fund, losses may result. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets being hedged or the exposures desired by the Fund.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from securities and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results may differ from such estimates.

Dividends and Distributions: Dividends from net investment income, if any, are declared and paid at least annually in a manner that qualifies for the dividends-paid deduction. The Fund’s current intention is to distribute at least annually any current year net capital gains in excess of net capital loss carryforwards in a manner that avoids income and excise taxes being imposed on the Fund. Dividends and distributions are recorded on the ex-dividend date. The Fund may choose to satisfy the foregoing by making distributions in cash, additional Fund shares, or both.

The Fund could determine in the future to retain net long-term capital gains in respect of any fiscal year without affecting the ability of the Fund to qualify as a regulated investment company. In that case, the Fund would be subject to taxation on the retained amount and shareholders subject to U.S. federal income taxation would be required to include in income for tax purposes their shares of the undistributed amount and would be entitled to credits or refunds against their U.S. federal income tax liabilities with respect to their proportionate shares of the tax paid by the Fund.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

THE ASIA PACIFIC FUND, INC.
Notes to Financial Statements
(Unaudited) Continued

Taxes: It is the Fund’s current intention to continue to meet the requirements under subchapter M of the U.S. Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. If the Fund determines in the future to retain taxable capital gains, the Fund will provide for all required taxes.

Withholding tax on foreign dividends and interest and foreign capital gains tax is accrued in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Investment Management and Administration Agreements

The Fund has a management agreement with Value Partners Hong Kong Limited (the “Investment Manager”), and an administration agreement with AST Fund Solutions, LLC (the “Administrator”).

The investment management fee is computed weekly and payable monthly at the following annual rates: 1.00% of the Fund’s average weekly net assets up to $100 million and 0.70% of such assets in excess of $100 million.

Effective on January 12, 2017, the Investment Manager has contractually agreed to waive a portion of its fee entitled to be received from the Fund so that such fee does not exceed the lesser of 0.90% of the Fund’s average weekly net assets or the current prevailing effective rate under the terms of the management agreement. For the six months ended September 30, 2018, such waiver in fees amounted to $2,286.

The administration fee is also computed weekly and payable monthly at the following annual rates: 0.15% of the Fund’s average weekly net assets up to $100 million and 0.12% of such assets in excess of $100 million. Such fee is subject to an annual minimum of $150,000. Effective September 1, 2018, pursuant to an addendum to the administration agreement, the Administrator will receive an additional $4,000 each month.

Pursuant to the agreements, the Investment Manager provides continuous supervision of the investment portfolio and the Administrator provides occupancy and certain clerical, administrative and accounting services for the Fund. The Investment Manager and the Administrator each pays the cost of compensation of certain officers of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio Securities

Cost of purchases and proceeds from sales of investment securities, other than short-term investments, for the six months ended September 30, 2018 aggregated $39,214,371 and $35,270,962 respectively.

Note 4. Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of September 30, 2018 were as follows:

Tax Basis	Appreciation	Depreciation
$ 138,151,571	$ 17,628,641	$ (15,763,211)

Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$ 1,865,430	$ —	$ 1,865,430

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies. Other cost basis adjustments are primarily attributable to appreciation/depreciation of foreign currencies.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after April 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before March 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $2,175,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended March 31, 2018. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of March 31, 2018, the Fund had no pre-enactment or post-enactment loss carryforwards were approximately.

Management has evaluated the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s U.S. federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the U.S. Internal Revenue Service and state departments of revenue.

Note 5. Capital

There are 30 million shares of $0.01 par value common stock authorized.

Note 6. New Accounting Pronouncements

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X requiring standardized, enhanced disclosure about derivatives in investment company financial statements. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018.

Note 7. Subsequent Event

On October 12, 2018, the Fund announced that its stockholders approved the liquidation and dissolution of the Fund. This action was approved at the Fund’s Annual Meeting of Stockholders pursuant to a resolution presented to stockholders.

THE ASIA PACIFIC FUND, INC.
Financial Highlights

	Six Months Ended September 30, 2018		Year Ended March 31,
Per Share Operating Performance:	(Unaudited)		2018	2017
Net asset value, beginning of year	$15.38		$12.96	$11.25
Net investment income	0.27		0.17	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.72)		2.86	1.71
Total from investment operations	(1.45)		3.03	1.93
Dividends and distributions to stockholders from:
Net investment income	—		(0.29)	(0.22)
Net realized gains	—		(0.32)	—
Total dividends	—		(0.61)	(0.22)

Net asset value, end of year	$13.93		$15.38	$12.96
Market value, end of year	$13.49		$14.80	$12.23
Total investment return(a):	(9.43)%		25.96%	30.04%
Ratios to Average Net Assets:
Total expenses (including loan interest and waiver/reimbursement)(c)	1.95	%(b)(d)	1.86%	2.07%
Total expenses (including loan interest and excluding waiver/reimbursement)(c)	1.96	%(d)	1.86%	2.08%
Net investment income, including waiver/reimbursement	5.70	%(d)	1.15%	1.84%
Supplemental Data:
Average net assets (000 omitted)	$151,234		$151,076	$123,051
Portfolio turnover rate	24	%(e)	82%	66%
Net assets, end of year (000 omitted)	$144,111		$159,072	$134,104

(a)

Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each fiscal period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. These calculations do not include brokerage commissions.

(b)

The expense ratios without loan interest expense would have been 2.07% and 2.05% for the fiscal years ended March 31, 2016 and 2015, respectively. No loan interest was incurred during the six months ended September 30, 2018 and fiscal years ended March 31, 2018, 2017 and 2014. The impact of the advisory waiver for the six months ended September 30, 2018 was (0.01)%.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Annualized.
(e)	Not annualized.

Shown above is selected data for a share of common stock outstanding-total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s share of common stock.

See Notes to Financial Statements.

THE ASIA PACIFIC FUND, INC.
Financial Highlights

	Year Ended March 31,
Per Share Operating Performance:	2016		2015	2014
Net asset value, beginning of year	$13.07		$11.50	$11.92
Net investment income	0.20		0.23	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.51)		1.34	(0.40)
Total from investment operations	(1.31)		1.57	(0.42)
Dividends and distributions to stockholders from:
Net investment income	(0.51)		—	—
Net realized gains	—		—	—
Total dividends	(0.51)		—	—

Net asset value, end of year	$11.25		$13.07	$11.50
Market value, end of year	$9.61		$11.61	$10.33
Total investment return(a):	(12.79)%		12.39%	(4.00)%
Ratios to Average Net Assets:
Total expenses (including loan interest and waiver/reimbursement)(c)	2.08	%(b)	2.05(b)%	2.33%
Total expenses (including loan interest and excluding waiver/reimbursement)(c)	2.08	%(b)	2.05(b)%	2.33%
Net investment income, including waiver/reimbursement	1.62%		1.83%	(0.18)%
Supplemental Data:
Average net assets (000 omitted)	$130,218		$129,506	$119,204
Portfolio turnover rate	69%		76%	175%
Net assets, end of year (000 omitted)	$116,382		$135,243	$118,991

See Notes to Financial Statements.

Board of Directors Approval of Continuance of Investment Management Agreement
with Value Partners (Hong Kong) Limited (Unaudited)

At a meeting held on May 21, 2018, the Board of Directors of the Fund (the “Board”), including all of the disinterested directors (the “Directors”), approved the continuance of the investment management agreement (the “Investment Management Agreement”), which is dated as of October 1, 2013, between the Fund and Value Partners (Hong Kong) Limited (the “Investment Manager”). Prior to acting on the continuance of the Investment Management Agreement, the Directors considered the factors discussed below.

Factors Considered by the Board

Prior to consideration of the continuance of the Investment Management Agreement, the Directors had evaluated information provided by the Investment Manager. They reviewed the terms of the Investment Management Agreement with the Investment Manager and with Stradley Ronon, who are independent of the Investment Manager and who advised the Board on the relevant legal standards.

Based on their experience gained as Fund Directors, the Directors considered their knowledge of the nature and quality of the services provided to the Fund by the Investment Manager. The Directors noted that they receive in-depth market and Fund performance presentations at regular Board meetings from the Investment Manager and review extensive materials and information provided periodically by the Investment Manager.

The Directors also considered all other factors they believed relevant, including the specific matters described below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors.

The Directors determined that it was appropriate to renew the Investment Management Agreement with Value Partners and that the investment management fee, as provided in the Investment Management Agreement, and general terms of the Investment Management Agreement were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the Directors’ determinations include the following:

Nature, Extent and Quality of Services Provided by the Investment Manager

The Directors considered the scope and quality of services provided by the Investment Manager under the Investment Management Agreement, including the quality of the investment research capabilities of the Investment Manager and the other resources it has dedicated to performing services for the Fund. They noted the professional experience of the Fund’s portfolio management team and other senior personnel of the Investment Manager. They also noted the quality of the information provided to the Board concerning macroeconomic conditions and the reasons for the Fund’s performance. The Directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund under the Investment Management Agreement.

Costs of Services Provided and Profitability

The Directors considered the Investment Manager’s expenses and assets under management for 2017 and the 2018 estimated profitability for the Investment Manager. The Directors reviewed the assumptions and methods of allocation of estimated costs of managing the Fund in 2018 and in preparing Fund-specific profitability data as set forth in the supporting materials prepared by the Investment Manager.

Board of Directors Approval of Continuance of Investment Management Agreement
with Value Partners (Hong Kong) Limited (Unaudited) Continued

The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative adviser expense information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Investment Manager’s relationship with the Fund before taxes over several fiscal years. The Directors concluded that they were satisfied that the Investment Manager’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The Directors considered the benefits to the Investment Manager from its relationship with the Fund other than fees payable under the Investment Management Agreement. They considered the Investment Manager’s use of soft dollar arrangements whereby it would receive brokerage and research services from brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund, on an agency basis. The Directors concluded that the Investment Manager may derive reputational and other benefits from its association with the Fund, but that it was not significant.

Investment Results

The Directors considered the investment results of the Fund as compared to other funds investing in Asia Pacific countries ex-Japan as provided by Morningstar, Inc. (the “Morningstar Universe”) and as compared to the MSCI All Countries Combined Asia Ex-Japan USD Gross Return Index (the “Index”). The Directors reviewed information showing performance of the Fund as compared to funds in the Morningstar peer group and other funds managed by Value Partners for the one-year period ending March 31, 2018 and for the period over which Value Partners has been Investment Manager to the Fund (October 1, 2013 through March 31, 2018). Such analyses were updated by Value Partners to reflect comparable performance information through the respective periods ended March 31, 2018 and included with the Materials. The Directors noted that the Fund’s NAV performance had been higher than that of the Index since Value Partners became Investment Manager but was slightly lower than the Index for the one-year return. They also noted that the Fund’s NAV return was markedly higher than most other funds in the Morningstar peer group since Value Partners became Investment Manager to the Fund. The Directors concluded that they were satisfied with Value Partners’ performance returns since it had begun managing the Fund.

Advisory Fees

The Directors considered the advisory fee rate paid by the Fund to the Investment Manager and information concerning fee rates paid by other funds in the same category as the Fund, that is, “Pacific Ex Japan Funds.” The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. Nonetheless, the Directors noted that the Fund’s advisory fee as a percentage of average net assets was lower than the advisory fees of the comparable funds provided by Value Partners. The Directors also considered that the investment advisory fees that the Investment Manager charges the only other investment company it manages with investment policies similar to the Fund were higher than the Fund’s and that the fee charged by the Investment Manager as sub-advisor to a U.S. registered fund with similar investment policies was slightly lower than the management fee paid by the Fund, after accounting for the Fund’s contractual management fee waiver. The Board discussed the fact that effective January 2017, the Investment Manager had agreed to a contractual waiver to waive a portion of its fee. The Investment Manager represented that it does not advise any separate accounts with investment policies similar to the Fund’s, although it does manage a high yielding dividend fund offered outside the US.

Economies of Scale

The Directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth absent a rights offering or an acquisition. In such circumstances, they did not view the potential for realization of economies of scale as the Fund’s assets grow to be a meaningful factor in their deliberations.

Supplemental Proxy Information (Unaudited)

An Annual Meeting of Stockholders was held on October 12, 2018. At such meeting the stockholders elected one of the three Class II Directors standing for election and approved a proposal to liquidate and dissolve the Fund:

Election of Class II Directors:

	Affirmative votes cast	Shares Withheld	Shares Abstained
Jessica M. Bibliowicz	7,062,485	2,390,630	None
David G.P. Scholfield	2,429,236	7,023,879	None
William G Tung	2,443,251	7,009,864	None

Approve the liquidation and dissolution of the Fund:

For	Against	Abstain	Broker Non-Vote
7,784,491	310,540	11,605	1,346,478

A stockholder proposal to terminate the Fund’s investment advisory agreement was withdrawn by the stockholder proponent.

Dividend Reinvestment Plan (Unaudited)

Shareholders may elect to have all distributions of dividends and capital gains automatically re-invested in Fund shares (“Shares”) pursuant to the Fund’s Dividend Reinvestment Plan (“the Plan”). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States Dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should complete the attached enrollment card or contact the Fund at 1-(800) 937-5449.

After the Fund declares a dividend or determines to make a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent is American Stock Transfer & Trust Co., LLC. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

Additional Information (Unaudited)

Availability of Quarterly Portfolio Schedule

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q for its first and third fiscal quarters and within 60 days of the fiscal quarter end. Once filed, the Fund’s Form N-Q is available without charge on the SEC’s website (http//www.sec.gov) or by calling the Fund toll free at 1-(888) 4-ASIA-PAC (1-888-427-4272). Copies of the Fund’s Form N-Q may also be obtained by visiting the SEC’s Public Reference Room in Washington, DC (please call the SEC at 800-732-0330 for information on the operation of the Public Reference Room).

Proxy Voting

Information regarding the Fund’s proxy voting policies and procedures and its proxy voting record for the 12-month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund’s Form N-PX is available without charge, upon request, by calling the Fund at its toll free number 1-(888) 4-ASIA-PAC (1-888-472-4272) and on the SEC’s website (http//www.sec.gov) or on or through the Fund’s website address (www.asiapacificfund.com).

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Item 2	–	Code of Ethics – Not required, as this is not an annual filing.

Item 3	–	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4	–	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5	–	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a) (3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

	(a)	It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12	–	Exhibits

	(a)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Asia Pacific Fund, Inc.

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Secretary

Date	November 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dr. King Lun Au
Dr. King Lun Au
President and Principal Executive Officer

Date	November 27, 2018

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Principal Financial Officer

Date	November 27, 2018

*	Print the name and title of each signing officer under his or her signature.